UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 29, 2014

ATHLON ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36026	46-2549833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Throckmorton Street, Suite 1200, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (817) 984-8200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On May 29, 2014, Athlon Energy Inc. (“Athlon”) held its annual meeting of stockholders.  The items submitted to stockholders for vote were:

•                  the election of a Class I director to hold office until Athlon’s 2017 annual meeting of stockholders;

•                  the ratification of the appointment, by the Audit Committee of Athlon’s Board of Directors (the “Board”), of Ernst & Young LLP as Athlon’s independent registered public accounting firm for 2014;

•                  approval, by a non-binding vote, of the compensation of Athlon’s named executive officers; and

•                  approval, by a non-binding vote, of the frequency for stockholder advisory votes on the compensation of Athlon’s named executive officers.

Notice of the meeting and proxy information was distributed to stockholders prior to the meeting in accordance with law.  There were no solicitations in opposition to the nominees.  Out of a total of 97,125,345 shares of Athlon’s common stock outstanding and entitled to vote at the meeting, 92,096,182 shares (94.8%) were present in person or by proxy.  The certified results of the matters voted upon at the annual meeting of stockholders are as follows:

Election of Directors

The Board recommended that stockholders elect the director nominee to serve as director until the 2017 annual meeting of stockholders.  The vote tabulation was as follows:

NOMINEE	FOR	WITHHELD	BROKER NON- VOTES
Rakesh Wilson	68,305,157	18,980,826	4,810,199

Appointment of Independent Registered Public Accounting Firm for 2014

The Board recommended that stockholders ratify the appointment of Ernst & Young LLP as Athlon’s independent registered public accounting firm for 2014.   The vote tabulation was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
91,939,926	126,882	29,374	—

Approval, by a Non-Binding Vote, of the Compensation of Athlon’s Named Executive Officers

The Board unanimously recommended that stockholders vote for the adoption of the resolution approving the compensation of Athlon’s named executive officers.  The vote tabulation was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
86,912,522	345,089	28,372	4,810,199

Approval, by a Non-Binding Vote, of the Frequency of Stockholder Advisory Votes on the Compensation of Athlon’s Named Executive Officers

The Board unanimously recommended that stockholders vote for every three years as the frequency of stockholder advisory votes on the compensation of Athlon’s named executive officers.  The vote tabulation was as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON- VOTES
32,158,458	339,641	54,762,382	25,502	4,810,199

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHLON ENERGY INC.

Date:	May 30, 2014	By:	/s/ William B. D. Butler
William B. D. Butler
Vice President—Chief Financial Officer and
Principal Financial Officer